EXHIBIT 10.70

                  FIFTH AMENDMENT TO CREDIT AGREEMENT


     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT dated as of February 4, 1997 (the "Fifth Amendment") is to that Credit Agreement dated as of February 9, 1994, as amended by that certain First Amendment to Credit Agreement dated as of June 15, 1994 (the "First Amendment"), as further amended by that certain Second Amendment to Credit Agreement dated as of February 24, 1995 (the "Second Amendment"), as further amended by that certain Third Amendment to Credit Agreement dated as of August 1, 1995 (the "Third Amendment"), and as further amended by that certain Fourth Amendment to Credit Agreement dated as of May 14, 1996 (the "Fourth Amendment") (as amended and modified hereby and as the same may be further amended, modified and restated from time to time hereafter, the "Credit Agreement"), by and among IMC-AGRICO COMPANY, a Delaware general partnership (the "Borrower"), the Banks identified therein, and NATIONSBANK, N.A. (successor in interest to NationsBank, N.A. (Carolinas) and NationsBank of North Carolina, N.A.), as Agent (the "Agent"). Terms used but not otherwise defined herein shall have the meanings assigned in the Credit Agreement.

                         W I T N E S S E T H:


     WHEREAS, the Banks have, pursuant to the terms of the Credit
Agreement, made available to the Borrower a $75,000,000 credit facility (the "Facility");

     WHEREAS, the Banks and the Borrower have agreed, pursuant to a letter agreement dated October 30, 1996, to a permanent reduction in the maximum amount available under the Facility from $75,000,000 to $45,000,000, effective as of November 4, 1996;

     WHEREAS, the Borrower has requested (i) that the Termination Date of the Facility be extended for a period of one year, (ii) that the Banks agree to an adjustment of the interest rate of the Revolving Loans and (iii) that the Banks agree to an adjustment of the Commitment Fee;

     WHEREAS, the Banks have agreed to approve the requested changes on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The definition of "Applicable Margin" in Section 1.01 of the Credit Agreement is hereby amended and modified to read as follows:

          "Applicable Margin" means (i) in the case of Base Rate Loans, 0%, and (ii) in the case of Eurodollar Loans, .425%.

     2. Section 2.01 of the Credit Agreement is hereby amended by substituting the first sentence thereof with the following:

          "Revolving Loan Commitment. Subject to and upon the terms and conditions and relying upon the representations and warranties herein set forth, each Bank severally agrees, from time to time from the Closing Date until February 9, 1998 (such date, as it may be extended, from time to time, in the sole discretion of the Banks as hereinafter provided, is hereinafter referred to as the "Termination Date") to make revolving credit loans (each a "Revolving Loan" and, collectively, the "Revolving Loans") to the Borrower for the purposes hereinafter set forth; provided, however, that (i) with regard to the Banks collectively, the principal amount of Revolving Loans outstanding shall not at any time exceed FORTY-FIVE MILLION DOLLARS ($45,000,000) in the aggregate (as such aggregate maximum amount may be reduced from time to time as hereinafter provided, the "Revolving Committed Amount"), and (ii) with regard to each Bank individually, each such Bank's pro rata share of outstanding principal amount of Revolving Loans and LOC Obligations shall not at any time exceed such Bank's Revolving Committed Amount; provided, further, that notwithstanding anything herein to the contrary, the sum of the principal amount of Revolving Loans plus LOC Obligations shall not at any time exceed the aggregate Revolving Committed Amount; and provided, further, still, that notwithstanding anything to the contrary contained herein, for a period of 30 consecutive days during each calendar year, the Borrower will pay the Revolving Loans down to, and maintain for such period, a zero outstanding balance."

     3. Subsection (a) of Section 2.10 of the Credit Agreement is hereby amended and modified to read as follows:

          "(a) Commitment Fee. In consideration for the Commitments by the Banks hereunder, the Borrower agrees to pay to the Agent quarterly in arrears on the 15th day following the last day of each of the Borrower's fiscal quarters for the ratable benefit of the Banks a commitment fee (the "Commitment Fee") of one-eighth of one percent (1/8%) per annum on the average daily unused amount of the Revolving Committed Amount for such prior fiscal quarter."

     4. In connection with this Fifth Amendment, the Borrower hereby represents and warrants that as of the date hereof (before and after giving effect to this Amendment) (a) the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects (except for those which expressly relate to an earlier date), and (b) no Default or Event of Default presently exists under the Credit Agreement.

     5. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement remain in full force and effect.

     6. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Fifth Amendment, including the reasonable fees and expenses of the Agent's legal counsel.
     7. This Fifth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. It shall not be necessary in making proof of this Fifth Amendment to produce or account for more than one such counterpart.

     8. This Fifth Amendment, as the Credit Agreement, shall be deemed to be a contract under, and shall for all purposes be construed in accordance with, the laws of the State of New York.

             [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fifth Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                IMC-AGRICO COMPANY, a Delaware
                         general partnership by its Managing Partner

                              By:  IMC-AGRICO MP, Inc., a Delaware
                                   corporation, as Managing Partner

                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________


BANKS:                        NATIONSBANK, N.A.,
                              individually in its capacity as a
                              Bank and in its capacity as Agent

                              By:__________________________________
                                   Wallace Harris, Jr.
                                   Vice President

                              CITIBANK, N.A.

                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEENBANK, B.A.

                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              ARAB BANKING CORPORATION

                              By:__________________________________
                              Name:________________________________
                              Title:_________________________________
     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fifth Amendment to be duly executed and delivered as of the date first above written.


BORROWER:      IMC-AGRICO COMPANY, a Delaware
               general partnership by its Managing Partner

                              By:  IMC-AGRICO MP, Inc., a Delaware
                                   corporation, as Managing Partner

                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________


BANKS:                        NATIONSBANK, N.A.,
                              individually in its capacity as a
                              Bank and in its capacity as Agent

                              By:__________________________________
                                   Wallace Harris, Jr.
                                   Vice President

                              CITIBANK, N.A.

                              By:__________________________________
                              Name:  Mary W. Corcoran
                              Title: Vice President

                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEENBANK, B.A.

                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              ARAB BANKING CORPORATION

                              By:__________________________________
                              Name:________________________________
                              Title:_________________________________
     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fifth Amendment to be duly executed and delivered as of the date first above written.

BORROWER:      IMC-AGRICO COMPANY, a Delaware
               general partnership by its Managing Partner

                              By:  IMC-AGRICO MP, Inc., a Delaware
                                   corporation, as Managing Partner

                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

BANKS:                        NATIONSBANK, N.A.,
                              individually in its capacity as a
                              Bank and in its capacity as Agent

                              By:__________________________________
                                   Wallace Harris, Jr.
                                   Vice President

                              CITIBANK, N.A.

                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEENBANK, B.A., "RABOBANK
NEDERLAND",
                              NEW YORK BRANCH

                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              By:__________________________________
                              Name:  Dana W. Hemenway
                              Title: Vice President

                              ARAB BANKING CORPORATION

                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________
     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fifth Amendment to be duly executed and delivered as of the date first above written.


BORROWER:      IMC-AGRICO COMPANY, a Delaware
               general partnership by its Managing Partner

                              By:  IMC-AGRICO MP, Inc., a Delaware
                                   corporation, as Managing Partner

                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________


BANKS:                        NATIONSBANK, N.A.
                              individually in its capacity as a
                              Bank and in its capacity as Agent

                              By:__________________________________
                                   Wallace Harris, Jr.
                                   Vice President

                              CITIBANK, N.A.

                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEENBANK, B.A.

                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              ARAB BANKING CORPORATION

                              By:__________________________________
                              Name:  Grant E. McDonald

Title: Vice President